Exhibit 4

JOINT ACQUISITION STATEMENT

PURSUANT TO RULE 13D-1(k)(1)

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Schedule 13D (including additional amendments thereto) with respect to the shares of common stock of Grove Collaborative Holdings, Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Statement. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.

Dated as of June 27, 2022

SCULPTOR CAPITAL MANAGEMENT, INC.

Signature:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

SCM GC INVESTMENTS LIMITED

Signature:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

SCULPTOR SPECIAL FUNDING, LP

By: Sculptor Capital LP, its investment manager
By: Sculptor Capital Holding Corporation, its General Partner

Signature:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

SCULPTOR CREDIT OPPORTUNITIES MASTER FUND, LTD.

By: Sculptor Capital LP, its Investment Manager
By: Sculptor Capital Holding Corporation, its General Partner

Signature:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

SCULPTOR ENHANCED MASTER FUND, LTD.

By: Sculptor Capital LP, its Investment Manager
By: Sculptor Capital Holding Corporation, its General Partner

Signature:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

SCULPTOR SC II LP

By: Sculptor Capital II LP, its Investment Manager
By: Sculptor Capital Holding II LLC, its General Partner
By: Sculptor Capital LP, its Member
By: Sculptor Capital Holding Corporation, its General Partner

Signature:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

SCULPTOR MASTER FUND, LTD.

By: Sculptor Capital LP, its investment manager
By: Sculptor Capital Holding Corporation, its General Partner

Signature:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

SCULPTOR CAPITAL LP

By: Sculptor Capital Holding Corporation, its General Partner

Signature:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

SCULPTOR CAPITAL II LP

By: Sculptor Capital Holding II LLC, its General Partner
By: Sculptor Capital LP, its Member
By: Sculptor Capital Holding Corporation, its General Partner

Signature:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

SCULPTOR CAPITAL HOLDING CORPORATION

Signature:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

SCULPTOR CAPITAL HOLDING II LLC

Signature:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer